                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2001
                                                          --------------


                        National Service Industries, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    001-03208
                                    ---------
                            (Commission File Number)


                                    58-03649
                                    --------
                      (IRS Employer Identification Number)


            1420 Peachtree Street, N. E., Atlanta, Georgia 30309-3002
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 853-1000
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Attached as Exhibit 99.1 and incorporated herein by reference is a press release issued by National Service Industries, Inc. (the "Registrant") on June 28, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
              99.1                  Press Release, issued by the Registrant on June 28, 2001.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 29, 2001


                                  NATIONAL SERVICE INDUSTRIES, INC.



                                  By:      /s/ Kenyon W. Murphy
                                     -------------------------------------------
                                     Kenyon W. Murphy
                                     Senior Vice President and General Counsel


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